SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

                                   --------
                 Deutsche Strategic Government Securities Fund


The Board of Trustees of Deutsche Strategic Government Securities Fund (Acquired Fund) has given approval to a proposal by Deutsche Investment Management Americas Inc., the advisor of the Acquired Fund, to effect the merger of the Acquired Fund into Deutsche GNMA Fund (Acquiring Fund), on or about May 22, 2017 (Merger Date).


The merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at deutschefunds.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, by calling (800) 728-3337 or by asking your financial advisor.

               Please Retain This Supplement for Future Reference


February 16, 2017
PROSTKR-770


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